================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              DATAWATCH CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing and registration statement number, or the form or schedule and the date of its filing.

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

                              DATAWATCH CORPORATION
                                175 Cabot Street
                                    Suite 503


                           Lowell, Massachusetts 01854


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                           To Be Held On March 5, 2004

                                   -----------

         The Annual Meeting of Stockholders of Datawatch Corporation will be held at the offices of Testa, Hurwitz & Thibeault at 125 High Street, Boston, MA 02110, High Street Tower, on Friday, March 5, 2004 at 11:00 a.m., local time, to consider and act upon the following matters:

1. To elect six members of the Board of Directors to serve until the next annual meeting and until their successors have been elected and qualified; and

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on January 22, 2004, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting and any adjournment thereof.


                                           By Order of the Board of Directors


                                           JOHN H. KITCHEN, III,
                                           Secretary


Lowell, Massachusetts
January 28, 2004

            THE BOARD OF DIRECTORS WELCOMES STOCKHOLDERS WHO WISH TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                              DATAWATCH CORPORATION
                                175 Cabot Street
                                    Suite 503
                          Lowell, Massachusetts, 01854

                                 PROXY STATEMENT
                                January 28, 2004

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Datawatch Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, MA 02110, on March 5, 2004, at 11:00 a.m., Eastern time, and any adjournments thereof (the "Meeting").

            Only stockholders of record at the close of business on January 22, 2004 will be entitled to notice of and to vote at the Meeting. As of that date, 2,622,834 shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") were outstanding and entitled to vote at the Meeting. Stockholders are entitled to cast one vote for each share held of record at the close of business on January 22, 2004 on each matter submitted to a vote at the Meeting. Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy or a written notice of revocation with the Secretary of the Company, or by voting in person at the Meeting. If a stockholder is not attending the Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the Meeting.

            The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum. A "non-vote" occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner. Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Meeting. All other matters being submitted to stockholders require the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter. An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter and, therefore, with respect to votes on specific proposals will have the effect of negative votes. Broker "non-votes" are not so included.

            At the Meeting, a proposal to elect Robert W. Hagger, Kevin R. Morano, Richard de J. Osborne, Terry W. Potter, David T. Riddiford and James Wood as directors will be subject to a vote of stockholders. Where a choice has been specified on the proxy with respect to the foregoing proposal, the shares represented by the proxy will be voted in accordance with the specifications, and will be voted FOR if no specification is indicated.

            The Board of Directors of the Company knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of Robert W. Hagger and Alan R. MacDougall, each of whom is named as attorney-in-fact in the proxies.

            An Annual Report to Stockholders, containing audited financial statements of the Company for the fiscal year ended September 30, 2003, is being mailed together with this proxy statement to all stockholders entitled to vote. This proxy statement and the accompanying notice and form of proxy will be first mailed to stockholders on or about February 5, 2004.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

            The following table sets forth as of January 22, 2004, certain information regarding beneficial ownership of the Company's Common Stock (i) by each person who, to the knowledge of the Company, beneficially owned more than 5% of the shares of Common Stock of the Company outstanding at such date; (ii) by each director of the Company; (iii) by each executive officer identified in the Summary Compensation Table on page 8; and (iv) by all current directors and executive officers of the Company as a group.

                                          Number of Shares        Percentage of
Name and Address                            Beneficially            Shares of
of Beneficial Owner (1)                        Owned             Common Stock(2)
-----------------------                   ---------------        ---------------
Robert W. Hagger (3)                           98,842                  3.65%

John Kitchen (4)                               56,747                  2.13%

H. Calvin G. Mackay (5)                        30,105                  1.14%

Alan R. MacDougall (6)                         21,825                   *

Kevin R. Morano (7)                             3,942                   *

Richard de J. Osborne (8)                     141,247                  5.38%

Terry W. Potter (9)                            12,164                   *

David T. Riddiford (10)                        18,924                   *

James Wood (11)                               455,361                 17.32%
   116 East Saddle River Road
   Saddle River, New Jersey 07458

Christopher Cox (12)                          344,983                 13.16%
   c/o WC Capital, LLC
   116 East Saddle River Road
   Saddle River, New Jersey 07458

WC Capital, LLC (13)                          344,983                 13.16%
   c/o James Wood
   116 East Saddle River Road
   Saddle River, New Jersey 07458

Daniel Zeff                                   160,479                  6.14%
   c/o Zeff Holding Company, LLC
   50 California Street, Suite 1500
   San Francisco, CA 94111

                                          Number of Shares        Percentage of
Name and Address                            Beneficially            Shares of
of Beneficial Owner (1)                        Owned             Common Stock(2)
-----------------------                   ---------------        ---------------

All current directors and executive           839,157                 31.99%
   officers as a group (9 persons)(14)

------------------

*Less than one percent.

(1) Unless otherwise indicated, each stockholder referred to above has sole voting and investment power with respect to the shares listed and the address of each stockholder is: c/o Datawatch Corporation, 175 Cabot Street, Suite 503, Lowell, MA 01854.

(2) The number of shares of Common Stock deemed outstanding includes (i) 2,622,834 shares of Common Stock outstanding as of January 22, 2004 and
         (ii) with respect to each individual, an aggregate of 218,559 options to purchase shares of Common Stock which may be exercised by such individuals within 60 days of January 22, 2004.

(3) Includes 78,842 options that may be exercised within 60 days of January 22, 2004.

(4) Includes 46,858 options that may be exercised within 60 days of January 22, 2004.

(5) Includes 30,105 options that may be exercised within 60 days of January 22, 2004.

(6) Includes 21,491 options that may be exercised within 60 days of January 22, 2004.

(7) Includes 1,942 options that may be exercised within 60 days of January 22, 2004.

(8) Includes 71,685 shares held by Carnegie Hill Associates, LLC. Mr. Osborne is the Managing Principal of Carnegie Hill Associates, LLC and may be deemed a beneficial owner of the shares held by Carnegie Hill Associates, LLC. Mr. Osborne disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Includes 21,954 shares owned jointly with Mr. Osborne's spouse. Includes 3,496 options that may be exercised with 60 days of January 22, 2004.

(9) Includes 12,164 options that may be exercised within 60 days of January 22, 2004.

(10) Includes 16,609 options that may be exercised within 60 days of January 22, 2004.

(11) Includes 7,052 options that may be exercised within 60 days of January 22, 2004. Also includes 344,983 shares held by WC Capital, LLC. Mr. Wood, as a Managing Principal of WC Capital, LLC, shares the power to vote and dispose of all 344,983 shares of the Common Stock of the Company held by WC Capital, LLC.

(12) As a Managing Principal of WC Capital, LLC, Mr. Cox shares the power to vote and dispose of all 344,983 shares of the Common Stock of the Company held by WC Capital, LLC.

(13) WC Capital, LLC shares the power to vote and dispose of all 344,983 shares of the Common Stock of the Company that it holds.

(14) Includes 218,559 options that may be exercised within 60 days of January 22, 2004.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

            The directors of the Company are elected annually and hold office for the ensuing year until the next annual meeting of stockholders and until their successors have been elected and qualified. The directors are elected by a plurality of votes cast by stockholders. The Company's By-Laws state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board of Directors. The number of directors currently fixed by the Board of Directors is six (6). This number may be changed by resolution of the Board of Directors.

            Prior to the Meeting, Robert W. Hagger, Kevin R. Morano, Richard de
J. Osborne, Terry W. Potter, David T. Riddiford and James Wood were the directors of the Company. Messrs. Hagger, Morano, Osborne, Potter, Riddiford and Wood were elected as directors at the Company's Annual Meeting of Stockholders held on March 7, 2003. These six (6) existing directors are being nominated for re-election at the March 5, 2004 meeting.

            No proxy may be voted for more people than the number of nominees listed below. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual director (by writing that individual director's name where indicated on the proxy) or for all directors will be voted FOR the election of all the nominees named below (unless one or more nominees are unable or unwilling to serve). The Board of Directors knows of no reason why any such nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person.

            Set forth below is information relating to the director nominees:

            Robert W. Hagger, President, Chief Executive Officer and Director. Mr. Hagger, age 55, has been the President, Chief Executive Officer and a director of the Company since July 2001. Prior to becoming President and Chief Executive Officer, Mr. Hagger was the Company's Senior Vice President of International Operations from November 1997 through July 2001. From March 1997 to November 1997, Mr. Hagger was Managing Director of the Company's wholly-owned subsidiary, Datawatch International Limited. From 1993 through November 1997, Mr. Hagger was founder and Managing Director of Insight Strategy Management, Ltd.

            Kevin R. Morano, Director. Mr. Morano, age 50, has been a director of the Company since October 2002. Since March 2002, Mr. Morano has been Senior Vice President and Chief Financial Officer of Lumenis Ltd. From May 2000 to October 2001, Mr. Morano was Executive Vice President and Chief Financial Officer of Exide Technologies, which filed for reorganization under Chapter 11 in April 2002. From May 1999 to November 1999, Mr. Morano was President and Chief Operating Officer of ASARCO Incorporated and from April 1993 to May 1999, he was Chief Financial Officer of ASARCO Incorporated. Mr. Morano is a director of APEX Silver Mines Ltd. and Bear Creek Mining Corporation.

            Richard de J. Osborne, Chairman of the Board. Mr. Osborne, age 69, has been Chairman of the Board of Directors of the Company since January 2001. From 1985 to 1999, Mr. Osborne was Chairman of the Board and Chief Executive Officer of ASARCO Incorporated, which is an integrated producer of copper and other metals. Mr. Osborne is a director of Schering-Plough Corporation, The Goodrich Corporation and NACCO Industries, Inc.

            Terry W. Potter, Director. Dr. Potter, age 56, has been a director of the Company since April 1998. Since January 1998, Dr. Potter has been the President of Venture Solutions and Development, Inc., which provides consulting services to high technology start-up companies, spin-outs, and Fortune 100 companies. Prior to 1992, Dr. Potter was worldwide director of New Ventures for Digital Equipment Corporation. From 1992 to 1997 he was the President of Modular Group, the parent company of Advanced Modular Solutions, and from 1994 to 1997 he was the President of Advanced Modular Solutions, a wholly-owned subsidiary of Modular Group which develops client-server computers and solutions. Dr. Potter is the co-founder of Discover Why, Inc., which was founded in 1997.

            David T. Riddiford, Director. Mr. Riddiford, age 68, has been a director of the Company since 1989. Since 1987, Mr. Riddiford has been a general partner of Pell, Rudman Venture Management, L.P., which is the general partner of PR Venture Partners, L.P., a venture capital affiliate of Pell, Rudman & Co., Inc., an investment advisory firm. Mr. Riddiford is also a director of Vicor Corporation.

            James Wood, Director. Mr. Wood, age 73, has been a director of the Company since January 2001. From 1980 to 1997, Mr. Wood was Chairman of the Board and Chief Executive Officer of The Great Atlantic & Pacific Tea Company, Inc. and its Co-Chief Executive Officer from 1997 to 1998 and continued as non-executive Chairman from 1998 to 2001.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     A VOTE "FOR" THE NOMINEES LISTED ABOVE

The Board of Directors and its Committees

            The Board of Directors met eight times during the fiscal year ended September 30, 2003. Each director attended at least 75% of the meetings of the Board and of the committees of the Board on which he served. Other than Mr. Hagger, each director is "independent" as defined in the listing standards of The NASDAQ Stock Market. In addition, no director, except for Mr. Hagger, (i) is a former executive of the Company or any of its affiliates; (ii) is a relative of a current employee of the Company or any of its affiliates; (iii) is a relative of a former executive of the Company or any of its affiliates; (iv) has provided professional services to the Company or any of its affiliates or to its officers, either currently or within the past year; (v) has any transactional relationship with the Company or any of its affiliates (other than solely in his capacity as a director, including stock option compensation); (vi) has an "interlocking relationship," as defined by the Securities and Exchange Commission, with any members of the Board of Directors of the Company; (vii) is a founder of the Company but not currently an employee; (viii) is employed by a significant customer or supplier; (ix) is a trustee, director or employee of a charitable or non-profit organization that received grants or endowments from the Company or any of its affiliates or (x) has been the subject of an attestation by the Board of Directors that he is not independent.

            Under our by-laws, the Board of Directors may designate committees composed of members of the Board to exercise the power and authority of the Board in the management of the business and affairs of the Company, subject to limitations imposed by law. The Board of Directors has a standing Audit Committee, as that term is defined in Section 3(a)(58)(A) of the Securities Exchange Act of 1934, composed of Kevin R. Morano, Terry W. Potter, David T. Riddiford and, until January 2004, James Wood, with Mr. Riddiford serving as Chairman, each of whom is "independent" as defined in the listing standards of The NASDAQ Stock Market and the rules of the Securities and Exchange Commission. The Board of Directors has determined that Mr. Morano qualifies as an audit committee "financial expert" as defined by the Securities and Exchange Commission. The Audit Committee evaluates and selects our independent auditors, reviews the audited financial statements and discusses the adequacy of our internal controls and procedures with management and the auditors. The Audit Committee also supervises the relationship between the Company and its outside auditors, reviews the scope of both audit and non-audit services and related fees, and determines the independence of the outside auditors. The Audit Committee conducted six formal meetings during the fiscal year ended September 30, 2003 and took action by written consent one time. In accordance with the rules and regulations of the Securities and Exchange Commission and The NASDAQ Stock Market, the Audit Committee Report can be found on page 7. Because Mr. Wood may be considered an affiliate of the Company, and affiliates may no longer be members of the Audit Committtee under NASDAQ rules, Mr. Wood resigned from the Audit Committee in January 2004. The Board of Directors has a standing Compensation and Stock Committee, composed of Kevin R. Morano, Terry W. Potter, David T. Riddiford and James Wood, with Mr. Wood serving as Chairman, each of whom is "independent" as defined in the listing standards of The NASDAQ Stock Market and the rules of the Securities and Exchange Commission. The Compensation and Stock Committee, which reviews and makes recommendations concerning executive compensation and administers the Company's 1996 Stock Plan and the Company's 1996 International Employee Non-Qualified Stock Option Plan conducted five formal meetings during the fiscal year ended September 30, 2003.

            In January 2004, the Board of Directors established a Nominating Committee for purposes of nominating directors and for all other purposes to be outlined in a Nominating Committee Charter. The Board is currently drafting a Nominating Committee Charter. The Nominating Committee will establish policies concerning the identification of candidates, including candidates recommended by stockholders; the evaluation of candidates; the recommendation to the Board of candidates for the Board's selection as director nominees; and the recommendation of candidates for the Board's selection as nominees for appointment to the committees of the Board. The Nominating Committee is composed of Kevin R. Morano, Terry W. Potter, David T. Riddiford and James Wood, with Mr. Wood serving as Chairman, each of whom is "independent" as defined in the listing standards of The NASDAQ Stock Market and the rules of the Securities and Exchange Commission. Additionally, WC Capital, LLC is entitled to nominate two directors to the Board pursuant to the previously filed Investment Agreement, dated January 12, 2001, among WC Capital, LLC, Carnegie Hill Associates, LLC and the Company. WC Capital, LLC has nominated James Wood and Richard de J. Osborne to serve as directors, and the Nominating Committee has nominated the remaining four director nominees.

Stockholder-Board Communications

            For stockholder communications directed to the Board of Directors, stockholders may send such communication to the attention of the Chairman of the Board at Datawatch Corporation, 175 Cabot Street, Suite 503, Lowell, MA 01854.

                             AUDIT COMMITTEE REPORT

            The Audit Committee is composed of Messrs. Morano, Potter and Riddiford, with Mr. Riddiford serving as Chairman. None of the members are officers or employees of the Company, and each is otherwise independent of the Company (as independence is defined in the National Association of Securities Dealers' listing standards). In addition, the Audit Committee has at least one financial expert serving on the Audit Committee. Mr. Morano is a financial expert as defined by the Securities and Exchange Commission. The Audit Committee operates under a written charter adopted by the Board of Directors. This Charter has been revised to comply with the new rules promulgated under the Sarbanes-Oxley Act, and is attached to this Proxy as Appendix A.

            The Audit Committee has reviewed the audited financial statements of the Company at September 30, 2002 and September 30, 2003, and for each of the three years ended September 30, 2003, and has discussed them with both management and Deloitte & Touche LLP, the Company's independent accountants. The Audit Committee has reviewed with the independent accountants, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles, the accountants' judgments as to matters related to the conduct of the audit for the Company's financial statements and such other matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. The Audit Committee has met with the independent accountants, with and without management present, to discuss the results of the accountants' examinations, evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with Deloitte & Touche LLP that firm's independence. Based on its review of the financial statements and these discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2003 for filing with the Securities and Exchange Commission.

            Respectfully submitted by the Audit Committee.

                                       THE AUDIT COMMITTEE

                                       David T. Riddiford, Chairman
                                       Kevin R. Morano
                                       Terry W. Potter

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                        CONCERNING DIRECTORS AND OFFICERS

Summary Compensation Table

            The following table sets forth summary information concerning the annual and long-term compensation for services rendered in all capacities to the Company for the fiscal years ended September 30, 2003, 2002 and 2001 to (i) the Company's current Chief Executive Officer and (ii) each executive officer of the Company, other than the Chief Executive Officer, who was serving as such at September 30, 2003 and whose annual compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                       Long-Term
                                                       --------------------------------------------   Compensation
                                                                    Annual Compensation                 Awards (3)
                                                       --------------------------------------------      ------
                                                                                                        Number of        All Other
                                             Fiscal    ---------     -----------     Other Annual      Options/SARs    Compensation
Name and Principal Positions(s)               Year     Salary($)     Bonus($)(1)    Compensation(2)      (#)(3)           ($)(4)
-------------------------------               ----     ---------     -----------    ---------------      ------           ------
Robert W. Hagger (5)                          2003      236,248            --          15,000(6)         30,000             988
President, Chief Executive Officer            2002      225,000        62,000          56,152(7)         40,000             838
and Director                                  2001      198,777            --              --            22,223              --

John Kitchen (8)                              2003      168,000            --              --            10,000             653
Senior Vice President of Desktop & Server     2002      160,000        50,000              --            20,000             709
Solutions and Secretary                       2001      148,416            --              --            16,667             354

Alan R. MacDougall (9)                        2003      132,000            --              --            15,000             564
Senior Vice President of Finance, Chief       2002      115,540        33,000              --            15,000             695
Financial   Officer, Treasurer and            2001      111,524            --              --             5,556             402
Assistant   Secretary

H. Calvin  G. Mackay (10)                     2003      168,000            --              --             5,000             741
Senior Vice President for                     2002      133,333        33,000          32,363(11)        36,667             558
Enterprise Software                           2001           --            --              --                --              --

------------

(1) Bonuses are reported in the year earned, even if actually paid in a subsequent year.

(2) Excludes perquisites and other personal benefits, the aggregate annual amount of which does not exceed the lessor of $50,000 or 10% of the annualized salary reported for the Named Officer.

(3) The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during fiscal years ended September 30, 2003, 2002 or 2001.

(4) Amount represents the dollar value of group-term life insurance premiums and excess life insurance premiums paid by the Company for the benefit of the Named Officer.

(5) Mr. Hagger served as Senior Vice President of International Operations until July 9, 2001 when he assumed the position of President, Chief Executive Officer and director. Mr. Hagger's annual compensation for the first ten months of 2001 were paid by the Company in British Pounds and for purposes of this Summary Compensation Table have been converted to U.S. Dollars using an average monthly exchange rate of 1.41635 $/(pound) for the period from October 1, 2000 through the Company's fiscal year end in September 30, 2001.

(6)      Amount for fiscal year 2003 includes $15,000 in car allowances.

(7) Amount for fiscal year 2002 includes $36,135 in relocation expenses, $14,517 in car allowances and $5,500 for tax preparation services.

(8) Mr. Kitchen became an executive officer when he was elected Vice President of Marketing effective as of July 1, 2000. Effective as of July 9, 2001, Mr. Kitchen became Senior Vice President for Desktop & Server Solutions and Secretary of the Company. Accordingly, the compensation reported covers his compensation for the full fiscal years 2003, 2002 and 2001.

(9) Mr. MacDougall became an executive officer when he was elected Vice President of Finance, Chief Financial Officer and Treasurer on December 16, 2000. Accordingly, the compensation reported covers his compensation for the full fiscal years 2003, 2002 and 2001.

(10) Mr. Mackay became an executive officer when he was elected Senior Vice President for Enterprise Software in December 2001. Accordingly, the compensation reported covers his compensation for the full fiscal years 2003 and 2002 and his compensation for fiscal year 2001 is not included in this Summary Compensation Table.

(11) Amount for fiscal year 2002 includes $22,596 in relocation expenses, $8,967 in car allowances and $800 for tax preparation services.

Options Grants In The Last Fiscal Year

            The following table sets forth grants of stock options during the fiscal year ended September 30, 2003 to the Named Officers who are listed in the Summary Capitalization Table above:

                                                   OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)
                                                                                                          Potential Realizable
                                                                                                            Value at Assumed
                                                                                                          Annual Rates of Stock
                                                                                                         Price Appreciation for
                                                    Individual Grants(2)                                     Option Term(3)
                          -----------------------------------------------------------------------       -----------------------
                           Number of        Percent of Total
                           Securities         Options/SARs         Exercise or
                           Underlying          Granted to             Base
                          Options/SARs        Employees in            Price          Expiration
               Name       Granted (#)         Fiscal Year            ($/Sh)             Date              5%($)          10%($)
               ----       -----------      ------------------    --------------     ------------        ---------     ---------

Robert Hagger                15,000              11.86%               $3.60           11/19/12           33,960          86,062
                             15,000              11.86%               $3.39            7/22/13           31,979          81,042

John Kitchen                 10,000              7.91%                $3.39            7/22/13           21,320          54,028

Alan R. MacDougall           15,000              11.86%               $3.39            7/22/13           31,979          81,042

H. Calvin G. Mackay          5,000               3.95%                $3.39            7/22/13           10,660          27,014

------------------

(1) No stock appreciation rights ("SARs") were granted by the Company in the fiscal year ended September 30, 2003.

(2) Stock options were granted under the Company's 1996 Stock Plan at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. The options have a term of 10 years from the date of grant and become exercisable over three years in twelve equal quarterly installments beginning three months from the date of grant.

(3) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the Company's Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Company's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

            The following table sets forth information with respect to options to purchase our common stock held by each Named Officer, including (i) the number of shares of common stock purchased upon exercise of such options in fiscal year 2003, (ii) the net value realized upon such exercise, (iii) the number of unexercised options outstanding at September 30, 2003 and (iv) the value of such unexercised options at September 30, 2003:

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                      SEPTEMBER 30, 2003 OPTION/SAR VALUES

                                                                      Number of                          Value of Unexercised
                                                              Unexercised Options held at               In-the-Money Options at
                          Shares                                 September 30, 2003(#)                 September 30, 2003($)(2)
                       Acquired on         Value          -----------------------------------     ---------------------------------
Name                   Exercise (#)    Realized($)(1)     Exercisable           Unexercisable     Exercisable         Unexercisable
----                   ------------    --------------     -----------           -------------     -----------         -------------
Robert Hagger                --               --            62,639                 51,807            209,367              258,568

John Kitchen                 --               --            38,499                 24,170            115,205              124,034

Alan R. MacDougall           --               --            15,474                 22,545             71,977              107,876

H. Calvin G. Mackay          --               --            22,497                 19,170            129,631              105,321

------------------

(1) Amounts disclosed in this column do not reflect amounts actually received by the Named Officers but are calculated based on the difference between the fair market value of the Company's Common Stock on the date of exercise and the exercise price of the options. The Named Officers will receive cash only if and when they sell the Common Stock issued upon exercise of the options, and the amount of cash received by such individuals is dependent on the price of the Company's Common Stock at the time of such sale.

(2) Represents the difference between the option exercise price of in-the-money options and the fair market value per share of Common Stock at 2003 fiscal year-end ($7.62 per share as quoted on the Nasdaq National Market at the close of trading on September 30, 2003) multiplied by the number of shares underlying the option.

EQUITY COMPENSATION PLAN INFORMATION
------------------------------------

            The following table provides information about the common stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing equity compensation plans as of September 30, 2003, including the 1996 Stock Plan, the 1996 Non-Employee Director Stock Option Plan (the "Non-Employee Director Plan"), the 1987 Stock Plan (the "1987 Stock Plan"), and the 1996 International Employee Non-Qualified Stock Option Plan (the "International Plan"). The 1996 Stock Plan has previously been approved by the Company's stockholders. The Non-Employee Director Plan was approved by the Company's stockholders and provided for the grant of nonqualified options to non-employee directors. The Non-Employee Director Plan was replaced by the Company's Non-Employee Director Stock Option Policy under the 1996 Stock Plan in February 2000 and no further grants may be made under the Non-Employee Director Plan. The 1987 Stock Plan, which was approved by the Company's stockholders, provided for grants of options and other stock rights to employees, directors and consultants. The 1987 Stock Plan was terminated in December 1996 and no further grants may be made under it. The International Plan, which has not been approved by the Company's stockholders, provides for the grant of non-qualified stock options to employees or consultants of any of the Company's foreign subsidiaries and is described in further detail under the table below.

                                   Number of Securities to be
                                   issued upon exercise of         Weighted average exercise
                                   outstanding options, warrants   price of outstanding options,  Number of securities remaining
Plan Category                      and rights                      warrants and rights            available for future issuance
---------------------------------- ------------------------------- ------------------------------ --------------------------------

Equity compensation plans
approved by security holders       435,708(1)                       $4.22                          97,338

Equity compensation plans not
approved by security holders        38,023(2)                       $3.96                           2,265

Total                              473,731                          $4.21                          99,603


(1) Of these shares, 426,818 were granted under the 1996 Stock Plan and 8,890 under the Non-Employee Director Plan. 97,338 shares remain available for grant under the 1996 Stock Plan.

(2) Of these shares, all 38,023 shares were granted under the International
Plan.

DESCRIPTION OF THE COMPANY'S INTERNATIONAL PLAN

            The Company's International Plan was adopted by the Board of Directors of the Company in October 1996 but has not been approved by the Company's stockholders. The International Plan is intended to provide incentives in the form of non-qualified stock options ("NQSOs") to employees and consultants of subsidiaries of the Company incorporated outside of the United States, who are not officers or directors of the Company. A maximum of 44,444 shares of Common Stock are reserved for issuance under the International Plan upon the exercise of NQSOs. As of September 30, 2003, 2,265 shares of Common Stock remained available for issuance under the International Plan. Currently 36 employees and consultants are eligible to participate in the International Plan. The International Plan is administered by the Compensation and Stock Committee, which, subject to the terms of the International Plan, has the authority to determine the persons to whom NQSOs are granted, the exercise price per share and other terms, provisions and restrictions governing such NQSOs. NQSOs may be granted under the International Plan at any time prior to October 4, 2006. The exercise price per share of NQSOs granted cannot be less than the minimum legal consideration required under the laws of the State of Delaware or the laws of any jurisdiction in which the Company may be organized. Each NQSO shall expire as of the date specified by the Compensation and Stock Committee, but not more than ten years from the date of grant.

            Each NQSO granted under the International Plan may either be fully exercisable at the time of grant or may become exercisable in such installments as the Compensation and Stock Committee may specify. Each NQSO may be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it is then exercisable. Subject to certain restrictions, the Compensation and Stock Committee has the right to accelerate the date that any installment of any NQSO becomes exercisable. Payment of the exercise price of an NQSO granted under the International Plan may be made in cash or by check or, if authorized by the Compensation and Stock Committee, (i) by tendering shares of Common Stock of the Company having a fair market value equal as of the date of the exercise to the cash exercise price of the NQSO, (ii) by delivery of a personal recourse, interest bearing note, (iii) through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the NQSO and an authorization to the broker or selling agent to pay that amount to the Company or (iv) by any combination of the above.

            If a NQSO optionee under the International Plan ceases to be employed by the Company other than by reason of death or disability, no further installments of his or her NQSOs will become exercisable, and vested NQSOs shall generally terminate after the passage of three months from the date of termination of employment (but no later than their specified expiration dates). If an optionee ceases to be employed by the Company by reason of disability, or if an optionee dies, any NQSO held by the optionee may be exercised, to the extent exercisable on the date of disability or death, by the optionee or the optionee's estate, personal representative or beneficiary, at any time within 180 days from the date of the optionee's disability or death (but not later than the specified expiration date of the NQSO). NQSO holders under the International Plan are protected against dilution in the event of a stock dividend, stock split, consolidation, merger, recapitalization, reorganization or similar transaction.

The Board of Directors may from time to time adopt amendments to the International Plan and may terminate the International Plan, at any time. Any shares subject to a NQSO granted under the International Plan which for any reason expires or terminates unexercised, may again be available for future NQSO grants. Unless terminated sooner, the International Plan will terminate on October 4, 2006 (except as to NQSOs outstanding on that date).

EXECUTIVE AGREEMENTS AND SEVERANCE ARRANGEMENTS

            The Company's subsidiary Datawatch International Limited (formerly Workgroup Systems Limited) entered into a Contract of Employment with Robert W. Hagger dated February 24, 1997, as amended on July 15, 1999 (the "Original Hagger Employment Agreement"), which provided that Mr. Hagger's employment may be terminated with cause immediately upon notice to Mr. Hagger or terminated without cause provided he is given at least 12 months notice. On July 9, 2001, in connection with Mr. Hagger's promotion to Chief Executive Officer and President of the Company, the Board of Directors approved an Employment Agreement (the "Hagger Employment Agreement") with Mr. Hagger, which agreement supercedes and terminates in its entirety the Original Hagger Employment Agreement.

            The Hagger Employment Agreement, which was for an initial two-year term and expiring on July 9, 2003, has been automatically extended for one year, and sets forth Mr. Hagger's responsibilities, compensation and benefits. In addition, the Hagger Employment Agreement provides that in the event the Company terminates Mr. Hagger's employment for reasons other than for "Cause" or Mr. Hagger elects to terminate his employment with the Company for "Good Reason", Mr. Hagger is entitled to severance payments equal to his then current monthly base salary, payable on a monthly basis for the greater of (i) the number of months remaining under the term of the Hagger Employment Agreement or (ii) 12 months. The Hagger Employment Agreement also provides that if upon or after the expiration of the Hagger Employment Agreement Mr. Hagger is an at-will employee of the Company and the Company terminates Mr. Hagger's employment without "Cause", then Mr. Hagger is entitled to severance payments equal to his then current monthly base salary, payable on a monthly basis for 12 months. "Cause" is defined in the Hagger Employment Agreement as (i) the failure to render services to the Company in accordance with the Hagger Employment Agreement, (ii) gross negligence, dishonesty, or breach of fiduciary duty, (iii) fraud, embezzlement or substantial disregard of the rules or policies of the Company,
(iv) acts which would tend to generate significant adverse publicity toward the Company, (v) the commission of a felony, or (vi) breach of the terms of the Proprietary Information and Inventions Agreement between the Company and Mr. Hagger. "Good Reason" is defined in the Hagger Employment Agreement as (i) a material diminution in the nature or scope of Mr. Hagger's responsibilities, duties or authority or (ii) a relocation of Mr. Hagger to a location, other than a relocation to England, that is greater than fifty (50) miles from Lowell, Massachusetts.

            The Board of Directors approved change of control severance agreements by the Company (each, an "Executive Agreement") with each of H. Calvin G. Mackay, John Kitchen and Alan R. MacDougall. In each case, the Executive Agreement provides that in the event the Company terminates the officer's employment for reasons other than for "Cause" or the officer elects to terminate his employment with the Company for "Good Reason", such officer is entitled to severance payments equal to his then current monthly base salary, payable on a monthly basis for six months following his termination date. "Cause" is defined in the Executive Agreements as (i) the willful and continuing failure or refusal to render services in accordance with his obligations, (ii) gross negligence, dishonesty, or breach of fiduciary duty, (iii) fraud, embezzlement or substantial disregard of the rules or policies of the Company,
(iv) acts which would tend to generate significant adverse publicity toward the Company, (v) the commission of a felony, or (vi) breach of the terms of the Proprietary Information and Inventions Agreement between the Company and the officer. "Good Reason" is defined in the Executive Agreement as including a material diminution in the nature or scope of such officer's responsibilities, duties or authority. The Executive Agreement for Mr. Mackay was executed by the Company and Mr. Mackay on December 1, 2001. The Executive Agreements for Mr. Kitchen and Mr.MacDougall, respectively, were executed on April 25, 2002.

NON-EMPLOYEE DIRECTOR INDEMNIFICATION ARRANGEMENTS

            In addition to the protections afforded the directors of the Company with respect to indemnification under the Company's By-Laws, the Company has entered into indemnification agreements with each of its non-employee directors. These agreements require the Company to, among other things, indemnify each of its non-employee directors for any and all expenses (including attorney fees), judgments, penalties, fines and amounts paid in settlement which are actually and reasonably incurred by such individual, in connection with any threatened, pending or completed proceeding arising out of the individual's status as a director of the Company. In addition, the agreements require the Company to advance expenses incurred by the individual in connection with any proceeding against the individual with respect to which he or she may be entitled to indemnification by the Company.

                        COMPENSATION AND STOCK COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

            The Compensation and Stock Committee is responsible for (i) establishing and administering the base salaries and cash bonuses of the Company's executive officers and (ii) administering and making recommendations and awards under the Company's 1996 Stock Plan and the Company's 1996 International Employee Non-Qualified Stock Option Plan. The Compensation and Stock Committee is composed exclusively of directors who are not also officers or employees of the Company.

            The Company's executive compensation policies are designed to provide levels of cash and equity compensation that will reward and retain experienced executives who will contribute to the achievement of the Company's performance objectives in the competitive and rapidly changing business environment in which the Company operates. The executive compensation program is designed to achieve these goals through a combination of base salary, cash bonuses and long-term incentive compensation in the form of stock options. As noted above, both the cash compensation and equity compensation components of the Company's executive compensation program are determined by the Compensation and Stock Committee.

            CASH COMPENSATION. Base salary compensation levels for each of the Company's executive officers are determined by evaluating the individual officer's responsibilities, experience and performance, as well as generally available information regarding salaries paid to executive officers with comparable qualifications at companies in businesses comparable to the Company. Cash bonuses, if any, are determined annually and are based on the Company's achievement of targeted measures of financial performance, including revenue, profit and cost saving goals, and, in certain cases, the achievement of non-financial objectives in the officer's area of responsibility. In determining compensation levels paid to its executive officers, the Compensation and Stock Committee also takes into account certain subjective factors such as the executive's ability to provide leadership, to develop the Company's business, to promote the Company's image with its customers and stockholders, and to manage the Company's continuing growth. For fiscal year 2003, the Compensation and Stock Committee determined that based on the Company's performance, no cash bonuses would be paid to the Company's executive officers. For information regarding the Company's executive officers' fiscal 2003 compensation, see the table captioned "Summary Compensation Table" contained elsewhere in this proxy statement.

            EQUITY COMPENSATION. Long-term incentive compensation in the form of stock option grants is designed to encourage the Company's executive officers and other employees to remain with the Company and promote the Company's business and to align the interests of the Company's executive officers and other employees more closely with those of the Company's stockholders by allowing those executives and employees to share in long-term appreciation in the value of the Company's Common Stock. It is the Company's policy to grant stock options to executive officers and certain employees at the time they join the Company in an amount consistent with such executive's or employee's position and level of seniority. In addition, the Compensation and Stock Committee will occasionally make additional option grants to the Company's executive officers and employees. When establishing stock option grant levels, the Compensation and Stock Committee considers both individual and general corporate performance, recommendations of the Chief Executive Officer, existing levels of stock ownership, previous option grants and current option holdings, including the number of unvested options and the then current value of such unvested options, and the current price of the Company's Common Stock. Options are generally granted at fair market value and become exercisable ratably over a three-year period. The number of options granted to certain of the most highly compensated executive officers of the Corporation in fiscal 2003 is set forth on the table captioned "Option/SAR Grants in Last Fiscal Year" contained elsewhere in this proxy statement. For information relating to the total options held by each of the Company's executive officers at September 30, 2003, see the table captioned "Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values" contained elsewhere in this proxy statement.

            CEO COMPENSATION. Compensation during fiscal 2003 for the Company's President and Chief Executive Officer, Robert W. Hagger, was determined in accordance with the policies applicable to the other executive officers of the Company described above. In addition to his base salary for fiscal 2003, the Compensation and Stock Committee, in July 2003, granted Mr. Hagger stock options to purchase an aggregate of 15,000 shares of Common Stock at an exercise price of $3.39 per share and 15,000 shares of Common Stock at an exercise price of $3.60 per share pursuant to the Company's 1996 Stock Plan. The Compensation and Stock Committee believes that Mr. Hagger's annual compensation was competitive with the compensation paid by other companies in its industry to their chief executive officers. In addition to achievement of performance targets in accordance with the Company's executive compensation policies, the Compensation and Stock Committee determined the Chief Executive Officer's cash compensation based upon the Company's overall performance, the performance of his management team, the compensation paid at competing companies and the Company's prospects, among other objective and subjective factors. The Compensation and Stock Committee does not find it practicable to quantify or assign relative weight to the factors on which the Chief Executive Officer's compensation was based. Mr. Hagger's annual compensation for the fiscal year ended September 30, 2003, is reflected in the table captioned "Summary Compensation Table" contained elsewhere in this proxy statement.

            TAX CONSIDERATIONS. In general, Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code"), prevents publicly held corporations from deducting, for federal income tax purposes, compensation paid in excess of $1 million to certain executives. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation and Stock Committee has considered these requirements and it is the present intention of the committee that, so long as it is consistent with the Company's overall compensation objectives, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of
Section 162(m) of the Code.

            Respectfully submitted by the Compensation and Stock Committee.

                                 THE COMPENSATION AND STOCK COMMITTEE


                                 James Wood, Chairman
                                 Kevin R. Morano
                                 Terry W. Potter
                                 David T. Riddiford

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            The Company's Board of Directors has established a Compensation and Stock Committee currently consisting of Messrs. Morano, Potter, Riddiford and Wood, with Mr. Wood serving as Chairman. No person who served as a member of the Compensation and Stock Committee was, during the fiscal year ended September 30, 2003, an officer or employee of the Company or any of its subsidiaries, was formerly an officer of the Company or any of its subsidiaries, or had any relationship requiring disclosure herein. No executive officer of the Company served as a member of the compensation committee of another entity (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors), one of whose executive officers served as a member of the Compensation and Stock Committee of the Company.

COMPENSATION OF DIRECTORS

            During the fiscal year ended September 30, 2003, directors who were employees of the Company received no cash compensation for their services as directors. Directors who are not employees of the Company (the "Non-Employee Directors") receive $15,000 per year for their service as a member of the Company's Board of Directors.

            All directors are eligible to receive stock options under the Company's 1996 Stock Plan. In addition, all Non-Employee Directors are eligible to receive stock options pursuant to the Non-Employee Director Stock Option Policy (the "Director Option Policy") described below.

            NON-EMPLOYEE DIRECTOR STOCK OPTION POLICY

            In February 2000 the Board of Directors adopted the Director Option Policy. The Director Option Policy is administered by the Board of Directors and provides for the grant of options to purchase Common Stock to non-employee directors. The Director Option Policy authorizes the automatic grant, without further action by the Board of Directors, (a) of an option to purchase 2,667 shares of Common Stock under the Company's 1996 Stock Plan to each person who becomes a Non-Employee Director on the date such person is first elected to the Board of Directors (the "First Grant Date") and (b) of an option to purchase 2,500 shares of Common Stock to each person who is a Non-Employee Director on the date of the Company's Annual Meeting of Stockholders in each successive year (the "Annual Grant"). Options granted to Non-Employee Directors under the Director Option Policy vest over three years in twelve equal quarterly installments beginning three months from the date such options are granted. Notwithstanding this vesting schedule, the Director Option Policy also provides that in the event of any change in control of the Company (as defined in the Director Option Policy) all options granted under the Director Option Policy that are outstanding but unvested automatically become exercisable in full.

            The exercise price per share for all options that are granted under the Director Option Policy will be equal to the fair market value per share of the Common Stock on the date of grant. The term of each option will be for a period of ten years from the date of grant. Options may not be assigned or transferred except by will or by the laws of descent and distribution and are exercisable to the extent vested only while the optionee is serving as a director of the Company or (i) if the optionee has served as a director of the Company for less than five years, within twelve months after the optionee ceases to serve as a director of the Company or (ii) if the optionee has served as a director of the Company for five years or more, within twenty-four months after the optionee ceases to serve as a director of the Company; except that if a director dies or becomes disabled while he or she is serving as a director of the Company, the option automatically becomes fully vested and is exercisable until the scheduled expiration date of the option.

                             STOCK PERFORMANCE GRAPH

            The following graph compares the yearly change in the cumulative total stockholder return on the Company's Common Stock during the period from September 30, 1998 through September 30, 2003, with the cumulative total return on (i) an SIC Index that includes all organizations in the Company's Standard Industrial Classification (SIC) Code 7372-Prepackaged Software (the "SIC Code Index") and (ii) the Media General Market Weighted Nasdaq Index Return (the "Nasdaq Market Index"). The comparison assumes that $100 was invested on September 30, 1998 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
                      DATAWATCH CORPORATION, SIC CODE INDEX
                         AND NASDAQ MARKET INDEX (1)(2)

                              [GRAPH APPEARS HERE]

                     ASSUMES $100 INVESTED ON OCT. 01, 1998
          ASSUMES DIVIDEND REINVESTED FISCAL YEAR ENDING SEPT. 30, 2003


                      9/30/98   9/30/99   9/30/00   9/29/01   9/28/02   9/30/03
                      -------   -------   -------   -------   -------   -------

Datawatch Corporation  100.00     72.73     86.40     18.08     63.84    123.15
SIC Code Index         100.00    152.90    190.00     83.03     63.25     91.71
Nasdaq Market Index    100.00    161.77    221.30     90.67     72.95    111.80

--------------------

(1) This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used in the graph was obtained from Media General Financial Services, Inc., Richmond, Virginia, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock, referred to herein as Reporting Persons, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by regulations of the Securities and Exchange Commission to furnish us with copies of all such filings. Based on our review of the copies of such filings received by us with respect to the fiscal year ended September 30, 2003, and written representations from certain of our directors and executive officers, we believe that all Reporting Persons complied with all Section 16(a) filing requirements for the fiscal year ended September 30, 2003, with the following exception: John Kitchen, Senior Vice President of Desktop & Server Solutions and Secretary of the Company, failed to timely file a report relating to the purchase of 1,000 shares of the Company's Common Stock in January, 2003. Mr. Kitchen has since filed a report reflecting such purchase.

                              STOCKHOLDER PROPOSALS

            Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of stockholders of the Company must be received at the Company's principal executive offices not later than close of business on September 29, 2004. The deadline for providing timely notice to the Company of matters that stockholders otherwise desire to introduce at the next annual meeting of stockholders of the Company is December 13, 2004. For any proposal that is not submitted for inclusion in the proxy statement for the fiscal year to end September 30, 2004 but is instead sought to be presented directly at the next annual meeting, SEC rules permit management to vote proxies in its discretion if the Company: (1) receives notice of the proposal before the close of business on December 13, 2004, and advises stockholders in the next proxy statement about the nature of the matter and how management intends to vote on such matter; or
(2) does not receive notice of the proposal prior to the close of business on December 13, 2004. Notices of intention to present proposals at the next annual meeting should be addressed to Robert W. Hagger, Chief Executive Officer, Datawatch Corporation, 175 Cabot Street, Suite 503, Lowell, MA 01854. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail - Return Receipt Requested.

                         INDEPENDENT PUBLIC ACCOUNTANTS

            The Audit Committee of the Board of Directors has selected the firm of Deloitte & Touche LLP as our independent auditors for the 2004 fiscal year. Deloitte & Touche LLP has served as our independent auditors since the Company's inception. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

            The fees billed during the 2002 and 2003 fiscal years by Deloitte & Touche LLP for services provided to us were as set forth below. The fees billed during fiscal 2003 included fees for some services provided for fiscal 2002.

                                     2002                          2003
                                     ----                          ----
Audit Fees(1):                   $188,371.44                   $240,664.06
Audit-Related Fees(2):                    $0                            $0
Tax Fees (3):                     $65,341.12                    $80,137.55
All Other Fees(4):                 $5,500.00                            $0
                                 -----------                   -----------
Total                            $259,212.56                   $320,801.61

(1) Audit Fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, comfort letters, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2) Audit-Related Fees consist of fees related to assurance and related services that are reasonably related to the performance of the audit and review of the Company's financial statements.

(3) Tax Fees consisted of fees related to tax compliance, tax planning and tax advice. This includes preparation of tax returns for the Company, refund claims, payment planning, taxpayer registration and tax audit assistance.

(4) All Other Fees consists of all other products and services provided by the principal accountant that are not reflected in any of the previous three categories. Fees primarily consist of tax compliance consultation for executives that may have tax liability in different countries.

            All services rendered by Deloitte & Touche LLP in fiscal year 2003 were permissible under applicable laws and regulations, and were pre-approved by the Audit Committee.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

            Consistent with the requirements of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. The Audit Committee has approved the engagement of Deloitte & Touche LLP on the specific terms set forth in an engagement letter and has approved the provision of certain other specific services. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval by the Audit Committee or by one or more of its members before engaging the independent auditor.

                                 CODE OF ETHICS

            The Board of Directors adopted a Code of Ethics on January 23, 2004 applicable to all employees and directors of the Company. The Code of Ethics is posted on the Investors page of our website at www.datawatch.com. Any amendments to or waivers of the Code of Ethics that apply to the Company's principal executive officer, principal financial officer or principal accounting officer and that relates to any element of the definition of the term "code of ethics," as that term is defined by the Securities and Exchange Commission, will be posted on our website at the address above.

                            EXPENSES AND SOLICITATION

            The cost of solicitation of proxies will be borne by the Company, and in addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company or by certain outside proxy solicitation services may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

            DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

            In some cases, only one copy of the proxy statement and the annual report is being delivered to multiple stockholders sharing an address. However, this delivery method, called "householding," is not being used if the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this proxy statement and the annual report to a stockholder at a shared address to which a single copy of the documents were delivered. To request a separate delivery of these materials now or in the future, a stockholder may submit a written request to Investor Relations, Datawatch Corporation, 175 Cabot Street, Suite 503, Lowell, MA 01854 or an oral request by calling the Company's Investor Relations group at (978) 441-2200, ext. 8323. Additionally, any stockholders who are presently sharing an address and receiving multiple copies of the proxy statement and annual report and who would prefer to receive a single copy of such materials may instruct the Company accordingly by directing that request to the Company in the manner provided above.

                                 OTHER BUSINESS

            The Board of Directors knows of no business that will be presented for consideration at the meeting other than those items stated above. If any other business should come before the Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

                                                                      APPENDIX A

                              DATAWATCH CORPORATION
                              ---------------------

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.          AUDIT COMMITTEE PURPOSE

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

o Appoint, compensate and retain the Company's independent public auditors, and oversee the work performed by the independent public auditors.

o Assist the Board of Directors in fulfilling its responsibilities by reviewing the financial reports provided by the Company to the Securities and Exchange Commission ("SEC") and the Company's stockholders.

o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

o Recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of the Company's financial condition and results of operations.

o Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.         AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the requirements of the rules promulgated by the National Association of Securities Dealers exchange ("NASD"). The Audit Committee shall be comprised of at least three directors as appointed by the Board, who shall meet the independence and audit committee composition requirements promulgated by the SEC, NASD, any exchange upon which securities of the Company are traded, or any governmental or regulatory body exercising authority over the Company (each a "Regulatory Body" and collectively the "Regulatory Bodies"), and any other requirements as determined by the Board, as in effect from time to time, who shall not have participated in the preparation of the financial statements of the Company at any time during the past three years, and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment. Notwithstanding the foregoing, members of the Audit Committee are barred from accepting any consulting, advisory or other compensatory fee from the Corporation, other than in that member's capacity as a member of the Board and any Board committee.

All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement, and at least one member of the Committee shall have accounting or related financial management expertise which results in the members' financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities of a comparable entity. The Committee shall ensure that all necessary and proper disclosures shall be made in all applicable filings with the SEC as to the composition of the Committee.

Audit Committee members shall be appointed by the Board and, if desired, may be appointed on recommendation of a Nominating Committee. The Audit Committee may have a Chairman, appointed by the Board. If an audit committee Chairman is not designated or present, the members of the Committee may designate a Chairman by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. A record of the Committee's proceedings will be kept. The Committee should meet privately in executive session at least annually with management and the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

III.        AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

A.      General
        -------
        The primary responsibilities of the Audit Committee are to:

        1. Oversee the financial reporting process and internal control systems.
        2.     Oversee the independent audit function.
        3. Oversee that the annual consolidated financial statements and quarterly financial statements are prepared in accordance with GAAP.
        4.     Oversee and supervise special investigations.
        5. Appoint, retain, compensate and oversee the independent auditors and annually evaluate their independence.

B.      Review Procedures
        -----------------
        1. Review and reassess the adequacy of this Charter at least annually, and update this Charter if and when appropriate. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

        2. Review the Company's annual audited financial statements prior to filing as part of the Annual Report on Form 10-K or other public distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments. After such review and discussion, the Committee shall recommend to the Board whether such audited financial statements should be published in the Company's 10-K.

        3. In consultation with the management and the independent auditors consider the integrity of the Company's internal control over financial reporting. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors along with management's responses to such findings.

        4. Review with financial management and the independent auditors the Company's quarterly financial statements to be included in the Company's 10-Q filings. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

C.      Independent Auditors
        --------------------
        1. The Committee shall have the sole authority and be directly responsible for the appointment, compensation, retention (including the authority to retain or terminate) and oversight of any independent audit firms engaged by the Company for the purpose of preparing or issuing an audit report or related work. The Committee shall have the ultimate authority to approve all audit engagement fees and terms. The Committee shall be directly responsible for the resolution of any disagreements between management and the independent auditors regarding financial reporting matters.

        2. Obligate the Company to pay for compensation of any independent audit firm and notify the Company of anticipated funding needs of the Committee.

        3. Approve in advance any and all audit and non-audit services to be performed by the independent audit firm and adopt and implement policies for such pre-approval.

        4. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. The Committee shall actively engaged in a dialogue with the independent audit firm as to any disclosed relationships or services that may impact its independence. The Committee shall take appropriate action to oversee the independence of the independent audit firm.

        5. Evaluate the performance of the independent audit firm and consider the discharge of the independent audit firm as circumstances warrant.

        6. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management and general audit approach.

        7. Discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

        8. Review the Company's critical accounting policies and accounting estimates resulting from the application of these policies and inquire at least annually of the Company's independent audit firm as to whether either has any concerns relative to the quality of management's accounting policies.

D.    Ethics Violation Reporting and Legal Compliance
      -----------------------------------------------
        1. Establish procedures for the (a) receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        2. When and where appropriate, the Company's outside counsel will be asked to meet with the Audit Committee. Matters that may have a significant impact on the financial statements will be reviewed.

        3. Assure, when required by law for the first fiscal year ending after June 15, 2005, that the Company's chief executive officer and chief financial officer submit to the Committee prior to the filing of the Form 10-K or a Form 10-Q, a report (dated no earlier than 10 days prior to the date of filing of the Form 10-K or Form 10-Q) evaluating the design and operation of Company's internal control over financial reporting and disclosing (a) any significant deficiencies discovered in the design and operation of the internal controls over financial reporting which could adversely affect the Company's ability to record, process, summarize, and report financial data; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting. The Committee shall direct the actions to be taken and/or make recommendations to the Board of Directors of actions to be taken to the extent such report indicates the finding of any significant deficiencies in internal controls over financial reporting or fraud.

        4. Investigate any allegations that any officer or director of the Company, or any other person acting under the direction of such person, took any action to fraudulently influence, coerce, manipulate or mislead any independent public or certified auditor engaged in the performance of an audit of the financial statements of the Company for the purpose of rendering such financial statements materially misleading and, if such allegations prove to be correct, take or recommend to the Board appropriate disciplinary action.

        5. Engage outside advisors, including but not limited to counsel, independent audit consultants and/or other experts, as needed, to review any matter under its responsibility.

        6. Direct the Company to pay for ordinary administrative expenses of the Committee and for compensation of any outside advisors to be engaged by the Committee and notify the Company of anticipated funding needs of the Committee.

E.      Other Audit Committee Responsibilities
        --------------------------------------
        1. The Audit Committee will comply with all regulations of the Securities and Exchange Commission and The NASDAQ SmallCap Market as they relate to disclosures and corporate governance.

        2. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the audit committee to be included in the Company's annual proxy statement for each annual meeting of stockholders.

        3. Instruct the Company's management to disclose in its Form 10-K and Proxy Statement the approval of the Committee of any non-audit services performed by the independent audit firm, and review the substance of such disclosure.

        4. Review all related party transactions for potential conflict of interest situations on an ongoing basis and approve all such transactions, as appropriate.

        5. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

        6. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                              DATAWATCH CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                  MARCH 5, 2004

                       SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints ROBERT W. HAGGER and ALAN R. MACDOUGALL, and each or both of them, proxies, with full power of substitution to vote all shares of stock of Datawatch Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Friday, March 5, 2004, at 11:00 a.m. Eastern time, at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, MA 02110, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated January 28, 2004, a copy of which has been received by the undersigned.

                                                                   SEE REVERSE
                                                                       SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark votes as in this example.

-------------------------------------------------------------------
1. To elect Robert W. Hagger, Kevin R. Morano, Richard de J. Osborne, Terry W. Potter, David T. Riddiford and James Wood as Directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.
-------------------------------------------------------------------
                    FOR      WITHHELD
                    [ ]         [ ]


INSTRUCTIONS: To withhold your vote for any individual nominee write the nominee's name on the space provided below.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY.

                                                              MARK HERE
                                                              FOR ADDRESS   [ ]
                                                              CHANGE AND
                                                              NOTE AT LEFT

                             (Please sign exactly as your name appears hereon. If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign. Please read reverse side before signing.)

                             Signature: _____________________ Date_____________
                             Signature: _____________________ Date_____________